UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

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Hasbro, Inc.
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On May 16, 2022, Hasbro, Inc. (“Hasbro”) issued the following press release in connection with Hasbro’s 2022 annual meeting of shareholders.

Hasbro Files Investor Presentation for 2022 Annual Meeting

Urges Shareholders to Vote FOR ALL of Hasbro’s Highly Qualified Directors on the WHITE Proxy Card

PAWTUCKET, R.I.—May 16, 2022 – Hasbro, Inc. (NASDAQ: HAS), a global play and entertainment company, today announced that it has filed an investor presentation with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s 2022 annual meeting of shareholders to be held on June 8, 2022.

Key Highlights of the Presentation:

●
The Brand Blueprint is a winning strategy that has been a long-term success and is the widely emulated business model in the play and entertainment space. Hasbro has shown that its diversified business model and balanced portfolio are strengths, especially during challenging times.

●
Hasbro’s Board has made significant changes over the last seven months, appointing a new CEO, separating the Chair and CEO positions, adding three highly qualified directors with digital gaming and capital allocation expertise and committing that two directors will step down no later than the Company’s 2024 annual meeting. Overall, since 2016, six new directors joined and five departed the Board.

●
CEO Chris Cocks is a change agent with a technology background and a successful track record as the head of the Wizards of the Coast and Digital Gaming division, a business he doubled in size in three years, in part due to the Board’s support and authorization of more than $1 billion of investment in Wizards over the last five years.

●
Mr. Cocks, in partnership with the Board, has initiated a comprehensive strategy review focusing on building direct relationships with Hasbro’s consumers, driving the Company’s industry leading gaming portfolio, expanding multi-generational play, scaling fewer, bigger opportunities and employing disciplined reinvestment, all to drive profitable growth.

●
Hasbro generated strong TSR vs. relevant peers in toys and games, gaming and entertainment prior to COVID-19. Against entertainment peers, Hasbro fared better during COVID-19 in large part due to its diversified business model.

●
eOne is a highly strategic acquisition and, despite delayed returns given pandemic lockdowns, positions the Company to accelerate operational growth and deliver value for shareholders. Hasbro’s Board is committed to strict financial discipline as evidenced by the divestment of the non-core eOne music business, the proceeds of which it used to pay down debt.

●
Hasbro’s Board has the right skills and experience to support Mr. Cocks in introducing and delivering the Hasbro gameplan for continued long-term value creation. He needs the support of directors with a balance of fresh perspectives and institutional/industry knowledge as they push Hasbro for bold changes in a rapidly evolving world.

●
Alta Fox’s thesis and director nominees are not right for Hasbro. After careful analysis, with the assistance of outside advisors, Hasbro’s Board concluded that spinning off Wizards of the Coast would not create value for shareholders. Alta Fox’s nominees would not be additive to the Board as they lack relevant corporate and industry experience across consumer products, entertainment and gaming, and may disrupt the execution of our plan.

●
Hasbro sought to avoid a proxy contest and has demonstrated a continued willingness to explore settlement possibilities. Alta Fox refused to even discuss the qualification of candidates identified by Hasbro. Instead, Alta Fox made the appointment of one of its candidates a pre-condition to any substantive settlement discussion, rather than being open to finding the best possible candidates for Hasbro’s Board and all shareholders.

The Board of Directors of Hasbro recommends shareholders vote “FOR ALL” the nominees proposed by the Hasbro Board at the upcoming annual meeting on the WHITE proxy card. If shareholders have any questions or require any assistance with voting their shares, they may contact Hasbro’s proxy solicitors: Innisfree M&A Incorporated at 1 (877) 825-8971 or Morrow Sodali LLC at 1 (800) 662-5200.

To view the presentation, or for information about the 2022 Annual Meeting, please visit: www.HasbroGamePlan.com.

About Hasbro

Hasbro (NASDAQ: HAS) is a global play and entertainment company committed to making the world a better place for all children, fans and families. Hasbro delivers immersive brand experiences for global audiences through consumer products, including toys and games; entertainment through eOne, its independent studio; and gaming, led by the team at Wizards of the Coast, an award-winning developer of tabletop and digital games best known for fantasy franchises MAGIC: THE GATHERING and DUNGEONS & DRAGONS.

The company’s unparalleled portfolio of approximately 1,500 brands includes MAGIC: THE GATHERING, NERF, MY LITTLE PONY, TRANSFORMERS, PLAY-DOH, MONOPOLY, BABY ALIVE, DUNGEONS & DRAGONS, POWER RANGERS, PEPPA PIG and PJ MASKS, as well as premier partner brands. For the past decade, Hasbro has been consistently recognized for its corporate citizenship, including being named one of the 100 Best Corporate Citizens by 3BL Media and one of the World’s Most Ethical Companies by Ethisphere Institute. Important business and brand updates are routinely shared on our Investor Relations website, Newsroom and social channels (@Hasbro on Twitter, Instagram, Facebook and LinkedIn.)

© 2022 Hasbro, Inc. All Rights Reserved.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the SEC. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

Hasbro has filed with the SEC a definitive proxy statement on Schedule 14A on April 25, 2022, containing a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for Hasbro’s 2022 annual meeting of shareholders (the “2022 annual meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants to the Solicitation

Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro in connection with matters to be considered at the 2022 annual meeting. Information about Hasbro’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in Hasbro’s definitive proxy statement for the 2022 annual meeting, which was filed with the SEC on April 25, 2022. To the extent holdings of Hasbro securities reported in the definitive proxy statement for the 2022 annual meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

HAS-IR
HAS-C

Contacts
Investors: Debbie Hancock | Hasbro, Inc. | (401) 727-5401 | debbie.hancock@hasbro.com
Media: Carrie Ratner | Hasbro, Inc. | (401) 556-2720 | carrie.ratner@hasbro.com

On May 16, 2022, Hasbro issued an investor presentation in connection with Hasbro’s 2022 annual meeting of shareholders. A copy of the investor presentation can be found below and is also available at www.HasbroGamePlan.com.

 Hasbro Gameplan  May 16, 2022

 Disclaimer  Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the SEC. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements. Additional Information and Where to Find It Hasbro has filed with the SEC a definitive proxy statement on Schedule 14A on April 25, 2022, containing a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for Hasbro’s 2022 annual meeting of shareholders (the “2022 annual meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com. Participants to the Solicitation Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro in connection with matters to be considered at the 2022 annual meeting. Information about Hasbro’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in Hasbro’s definitive proxy statement for the 2022 annual meeting, which was filed with the SEC on April 25, 2022. To the extent holdings of Hasbro securities reported in the definitive proxy statement for the 2022 annual meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.Use of Non-GAAP Financial MeasuresThis presentation contains non-GAAP financial measures as defined under SEC rules, specifically Adjusted Operating Profit and Adjusted Net Earnings per diluted share, which exclude, where applicable, acquisition and related costs, acquired intangible amortization, loss on disposal of business and related costs, severance, UK Tax Reform, stock acceleration and net loss on Discovery investment. Also included in this presentation are the non-GAAP financial measures of EBITDA and Adjusted EBITDA. EBITDA represents net earnings attributable to Hasbro, Inc. excluding interest expense, income tax expense, net earnings (loss) attributable to noncontrolling interests, depreciation and amortization of intangibles. Adjusted EBITDA also excludes the impact of stock compensation (including stock acceleration expense and acquisition-related stock expense), acquisition-related costs, loss on disposal of business and related costs, severance and net loss on Discovery investment. As required by SEC rules, we have provided reconciliations in the appendix of these measures to the most directly comparable GAAP measure. Management believes that Adjusted Net Earnings per diluted share and Adjusted Operating Profit provide investors with an understanding of the underlying performance of our business absent unusual events. Management believes that EBITDA and Adjusted EBITDA are appropriate measures for evaluating the operating performance of our business because they reflect the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet and make strategic acquisitions. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with GAAP as more fully discussed in our consolidated financial statements and filings with the SEC. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America.

 Discussion Agenda  Hasbro’s Strategy Creates Greater Opportunity  Hasbro Delivers Strong Returns  Alta Fox’s Campaign Is Misinformed and Ill-Timed  Hasbro's Board Has Robust Governance Practices  Concluding Remarks  Executive Summary  1  2  3  4  5  6  4  23  34  47  58  66

Hasbro Has the Right Strategy and Board to Deliver Value

The Brand Blueprint Is a Winning Strategy

- Hasbro's strategy has been a **long-term success**, and is being **emulated by toys, games and entertainment peers**
- Today, Hasbro possesses a **unique combination** of **iconic IP** and **comprehensive monetization capabilities**
- Hasbro's **diversified business model and balanced portfolio are strengths**, especially during challenging times

Hasbro's Board Has Made Significant Changes

- Hasbro has appointed a new CEO, named a separate Chair of the Board, added three new directors and committed that two directors will step down by the company's 2024 annual meeting
  - **Appointed Chris Cocks, leader of Hasbro's highest growth business and a gaming visionary, not merely a toy executive**; Chris has a **highly strategic gaming skillset** and **track record of high return growth**, which will now be applied to all of Hasbro
  - Chair and CEO roles separated in October 2021; appointed **Rich Stoddart** as **Chair of the Board**
  - **Appointed two proven and experienced leaders** to the Board with highly relevant skillsets that shareholders indicated are top priorities, in **Liz Hamren and Blake Jorgensen**
  - **Committed to reduce the size of the Board** by two directors over the next two annual meeting cycles, resulting in 11 directors by Hasbro's 2024 annual meeting

Chris Cocks is a Change Agent with a Successful Track Record

- **Chris Cocks is a change agent with a technology background** who has **delivered superior growth** and **returns** for Hasbro over the last five years as the head of the Wizards of the Coast and Digital Gaming division
- **Chris doubled the size of Wizards** over the last three years with the support of the **Board that authorized more than $1 billion of investment** in Wizards over the last five years
- Chris, in partnership with the Board, has initiated a **comprehensive strategic plan review** focusing on **Hasbro's customers** and **scaling fewer, bigger opportunities** via reinvestment that will drive profitable growth

4

Hasbro Has the Right Strategy and Board to Deliver Value
(continued)

Hasbro Has Generated Strong Returns; Recent Returns Impacted by COVID-19	▪ Hasbro generated **favorable TSR** vs. relevant peers in consumer products, gaming and entertainment **prior to COVID-19** ▪ Since the start of COVID-19, Hasbro's TSR suffered due to the **timing of the eOne transaction and other headwinds** (e.g., China, supply chain, inflation) that **put pressure on Hasbro's business and share price** similar to other entertainment businesses – Notably, Hasbro's TSR outperformed other entertainment businesses during this period ▪ Under the **leadership of Chris Cocks**, Hasbro is positioned to **accelerate growth** and **drive shareholder returns**
eOne Was Highly Strategic Despite Unfortunate Timing	▪ eOne acquisition was **highly strategic**, although it **closed just prior to COVID-19 lockdowns,** which resulted in **delayed returns** – Notably, PEPPA PIG and PJ MASKS accounted for almost 50% of eOne's EBITDA at the time of acquisition ▪ Today, **eOne's performance is back on track** and the full $130 million of synergies still expected to be realized this year
Hasbro's Board is Financially Disciplined	▪ **Hasbro's Board is committed to strict financial discipline** – Divested non-core eOne music business with proceeds used for business reinvestment and debt pay down – D&D Beyond acquisition is a recent example of both the Board's and Chris' disciplined approach ▪ Over time, **Hasbro passed on multiple investments that were not strategically or financially accretive to its business**
Hasbro's Board Has the Right Skills and Experience to Support Chris Cocks	▪ Chris needs the support of directors with a **balance of fresh perspectives and institutional / industry knowledge as they push Hasbro for bold changes to adapt to a new environment** ▪ The Board's **expertise and experience** is directly relevant to overseeing Hasbro's **world class portfolio of assets across multiple play and entertainment categories** ▪ Hasbro has one of the most **diverse** Boards in the S&P 500, which has been **significantly refreshed** in recent years

5

Hasbro Has the Right Strategy and Board to Deliver Value
(continued)

Alta Fox's Thesis and Director Nominees Are Not Right For Hasbro	▪ After careful consideration, **Hasbro's Board independently concluded that spinning off Wizards of the Coast would not create value for shareholders** ▪ **Alta Fox does not appear to understand Hasbro's strategy, operations, and how being part of Hasbro and the Brand Blueprint is key to Wizards' success** ▪ **Alta Fox seeks to replace Hasbro's highly qualified directors with individuals lacking relevant industry experience**; its nominees would not be additive to our Board and would likely disrupt the execution of our plan
Hasbro Sought to Avoid a Proxy Contest with Alta Fox	▪ **Hasbro made a sincere effort to address Alta Fox's proposals**, including multiple settlement discussions ▪ **Hasbro offered, but Alta Fox refused** to even discuss the qualification of independent candidates identified by Hasbro ▪ Instead, Alta Fox made the appointment of one of its candidates a pre-condition to any substantive settlement discussion, **rather than being collaborative with Hasbro to find the best possible candidates for the Board**

6

Hasbro's Board Chose Chris Cocks as Change Agent

Chris will apply his unique background and proven approach to all of Hasbro

- The Board appointed Chris following a multi-year succession planning process which evaluated internal and external CEO candidates, with the help of an executive search firm
- Recognizing the consumer is evolving, the Board did not choose a toy veteran as Hasbro's next CEO
- Instead, the Board made the decision to hire Chris Cocks and rethink how Hasbro operates as a company to drive shareholder value
  - Since joining Hasbro in 2016 from Microsoft, Chris led and operated Wizards differently than the rest of the company
  - Hasbro and Chris invested more than $1 billion in Wizards over the last 5 years, resulting in a doubling of revenue in the last three years, while also expanding margins
  - Wizards' exceptional track record is a testament to the successful partnership between Chris and the Hasbro Board
- The Board is already working with Chris to execute a comprehensive strategic plan review to set Hasbro's future course and drive profitable growth
- Chris will apply the growth orientation and capital discipline that he successfully demonstrated during his time at Wizards to the entire Hasbro business

Hasbro's gameplan is clear: drive shareholder returns by growing Hasbro's world class portfolio of brands through focus and scale and amplifying Hasbro's industry-leading gaming portfolio by putting the consumer at the center and creating direct relationships with fans

7

Brand Blueprint Strategy Creates Greater Opportunity

Hasbro's strategy is increasingly the broadly followed model for success in multigenerational play & entertainment, and it is the platform for the company's next phase of growth

Iconic Portfolio of Brands

MAGIC THE GATHERING, DUNGEONS & DRAGONS, Peppa Pig, Play-Doh, MONOPOLY, My Little Pony, NERF, TRANSFORMERS, LIFE, baby alive, FurReal, Potato Head, PJ Masks, G.I. JOE, Power Rangers



Toys & Collectibles
Tabletop & Digital Games
Licensing & Partnerships
TV, Film & Animation
PRESCHOOL
KIDS & FAMILIES
ADULT FANS

Holistic Set of Capabilities

Industry-Leading CP & Licensing
- Global leader in toys & games for children and families

Award-Winning Entertainment
- Platform-agnostic content creator leveraging Hasbro's iconic brands

Multi-Platform Games
- Among the largest, most profitable and fastest growing gaming portfolios across tabletop and digital platforms

Three Strategic Priorities: ✓ Games ✓ Multigenerational Play & Entertainment ✓ Direct-to-Consumer

Hasbro

8

 Hasbro’s Disciplined Approach to Brand Investment and Capital Allocation Has Driven Tremendous Growth      Note: FY 2021 revenue not shown to scale between brands; FY 2006 was solely comprised of toys & games revenue and FY 2021 was comprised of toys & games, digital gaming and entertainment and licensed products  Total Revenue for Select Hasbro Brands  8.4x  5.6x  4.2x  3.6x  3.0x  1.5x  Hasbro’s gameplan going forward will focus on fewer and bigger opportunities, and result in more significant investments behind key brands and a simplification of Hasbro’s consumer products business

Hasbro's Acquisition of eOne Remains a Highly Strategic Transaction Notwithstanding Unfortunate Timing

Strong Strategic Logic

- ✓ Gained two leading pre-school brands (PEPPA PIG, PJ MASKS) with global appeal and proven entertainment value
- ✓ Brought entertainment production and distribution capabilities in-house to accelerate content creation for Hasbro brands
- ✓ Enabled Hasbro to underwrite incremental projects with stronger returns and greater certainty and control

Unfortunate Timing

- Acquired eOne on December 30, 2019, months before the start of COVID-19
- COVID-19 put the entire entertainment industry in turmoil, and caused Hasbro to not meet its initial targets for eOne
- Hasbro remains on track to achieve the targeted $130 million run-rate cost and in-sourcing synergies by YE 2022
- eOne's performance and synergy realization is now on track and Hasbro expects to drive strategic progress and a strong return on its investment going forward

Other Entertainment Companies Were Similarly Affected by COVID-19

- Most entertainment companies have experienced share price pressure since the COVID-19 pandemic

Share Price Change for Select Entertainment Companies Since Start of COVID-19[1]



9%
(55%)
(44%)
(26%)
(24%)
NETFLIX
WARNER BROS. DISCOVERY
Disney
Paramount
LIONSGATE

Source: FactSet
(1) Represents share price change from February 19, 2020 (S&P 500 peak prior to COVID-19) to May 12, 2022

10

Hasbro Positioned to Drive Returns for Shareholders

Hasbro acknowledges that the company's recent returns are behind benchmarks and believes this performance can be explained and addressed going forward

For An Extended Period, Prior to COVID-19 Hasbro Delivered Strong TSR

5 Years Pre-COVID (2/19/15 – 2/19/20[1])	COVID-19 to Current (2/19/20[1] – 5/12/22)	Combined (2/19/15 – 5/12/22)



79%
(42%)
32%
79%
88%
(2%)
93%
(0%)
20%
11%
76%
12%
32%
115%
109%
Hasbro
Mattel
S&P 500
S&P 500 Consumer Durables
Russell 1000 Consumer Discretionary

Hasbro's Performance Since Start of COVID-19 Benefitted From Its Diversified Business Model

TSR from February 19, 2020 through May 12, 2022



(26%)
(6%)
(2%)
(0%)
11%
20%
93%
Entertainment[2]
Digital Gaming[3]
S&P 500 Consumer Durables
Russell 1000 Consumer Discretionary
S&P 500

eOne is On Track and Back in Action

- ✓ Blockbuster entertainment slate for 2022 and beyond
- ✓ Robust content pipeline, with 50 projects in development or production for Hasbro brands (+140% vs. 2019)
- ✓ On track to achieve $130M run-rate cost and in-sourcing synergies by year end 2022

Upcoming Entertainment Showcases Brand Blueprint

DUNGEONS & DRAGONS
TRANSFORMERS
MAGIC THE GATHERING

Hasbro's Go-Forward Gameplan is Clear

- Focus on fewer, bigger opportunities and scaling those with reinvestment in profitable growth
- Apply the capital discipline and winning decision-making demonstrated at Wizards to the entire Hasbro business

Three Strategic Focus Areas

1. Games
2. Multigenerational Play & Entertainment
3. Direct-to-Consumer

Source: FactSet; Note: S&P 500 Consumer Durables & Apparel represents industry group within S&P 500 (which Hasbro is a constituent of)
(1) Represents S&P 500 peak prior to COVID-19
(2) Represents median of Paramount, Warner Bros Discovery, Lions Gate, Netflix and Disney
(3) Represents median of Activision Blizzard, Take-Two, Ubisoft, Games Workshop, Electronic Arts, Zynga, Playtika, SciPlay, and CD Projekt; unaffected dates utilized for recently announced M&A transactions

11

Hasbro's Board has the Right Skills and Experience

The Board's expertise and industry experience is directly relevant to overseeing Hasbro's world class portfolio of assets across multiple play and entertainment categories

Hasbro's Board Composition and Expertise Reflects Its Diversified Business

Expertise	Directors
Digital Gaming	5/13
Consumer Products	8/13
Entertainment/ Digital Media	7/13

Hasbro Added Three Highly Qualified, Proven and Experienced Leaders in 2022



Chris Cocks
Chief Executive Officer at Hasbro

Formerly President of Wizards of the Coast; Formerly VP of OEM Technical Sales and Group Product Manager for Microsoft Xbox Games Studios



Elizabeth Hamren
Chief Operating Officer at Discord

Formerly Vice President of Xbox Product and Engineering at Microsoft and President and Head of Global Marketing & Sales at Oculus VR

Current director at LegalZoom



Blake Jorgensen
EVP, Special Projects at Electronic Arts

Former Chief Financial Officer and Chief Operating Officer of Electronic Arts; Formerly Executive Vice President and Chief Financial Officer of Levi Strauss & Co. and Chief Financial Officer of Yahoo

Source: Wall Street research

12

 “[We] think the new board members provide needed expertise in key verticals (i.e., video games)”– Stifel (April 7, 2022)  “Under the leadership of a new CEO, Hasbro's conference call had a distinctly different flow & degree of disclosure. ‘Focus & scale’ is the headline, which provides perspective on recent actions to slenderize the portfolio and invest in fewer, bigger ideas, namely Wizards (Magic and D&D)."– Jefferies (April 19, 2022)  “We like the path CEO, Chris Cocks is starting to lay out for Hasbro's future growth plans […] it is clear efforts are already in place for improving the focus and scale […] Hasbro's long-term growth strategy will continue to focus on the Brand Blueprint, but CEO Chris Cocks is beginning to take steps to reallocate assets towards areas that can build more scale and improve returns”– MKM Partners (April 25, 2022)  “Earlier this week, Hasbro added two new members to its Board of Directors […] The new board members are Elizabeth Hamren and Blake Jorgensen […] Both individuals bring extensive gaming experience that Alta Fox believes Hasbro’s Board needs.”– Monness Crespi Hardt (April 8, 2022)  Analysts Support the Board’s Actions  Source: Wall Street researchNote: Permission to use quotes neither sought nor obtained  “This morning, we got a sense of what HAS thinks is “higher caliber” as it has named two individuals to its board, both of whom come with stellar credentials. The first add is Elizabeth Hamren. She has Microsoft Xbox credentials and also happens to be a games enthusiast. The other add is Blake Jorgensen, who has served previously as the COO and CFO at Electronic Arts. Any way you slice it, these two meet the test of being high caliber adds.”– Gordon Haskett (April 4, 2022)

Hasbro's Management Looks to the Board on a Number of Key Topics

Key Industry Experience	▪ Understanding of emerging games and entertainment business models ▪ Experience with executing large consumer products, gaming and entertainment related investments ▪ Analysis and valuation of brand equity, media libraries, rights management processes and consumer licensing ▪ Implementation of multi-hundred million dollar consumer marketing, promotion and channel management plans ▪ Management of physical supply chains, complex channel relationships and consumer-based demand planning ▪ Emerging trends, talent, startups and sources of capital across entertainment, interactive media and direct-to-consumer
Industry Relationships	▪ Introduce management to emerging opportunities while also providing perspective on investment alternatives and risks ▪ Relationships with key executives, investors, outside advisors and partners across games, entertainment, consumer products and direct-to-consumer
HR, Finance, Accounting and ESG	▪ Experience in management, compensation, culture and talent development, recruiting and retention at a large creative-oriented organization ▪ Understanding of typical accounting and tax principles for a global play & entertainment business ▪ Provide guidance on ESG best practices as it relates to Hasbro's various businesses and employees

Hasbro believes that each director on the Board provides critical expertise and insight across these key areas, and does not believe that the 3 Alta Fox nominees bring these skills to Hasbro

Hasbro

14

Alta Fox Seeks to Replace Hasbro's Highly Qualified Directors with Individuals Lacking Relevant Experience

Alta Fox's slate of nominees does not posses relevant industry experience for Hasbro's Board

- It is maybe no surprise that Alta Fox's nominees have limited qualifications related to Hasbro's long-term success since Alta Fox's stated goal is to push a spin-off of Wizards that would not create value
- Alta Fox's nominees would only serve to disrupt and distract the company from executing its strategic plans for the future of Hasbro
- None of Alta Fox's nominees brings relevant industry expertise to support Chris Cocks in his new position as CEO, and their nominations show that Alta Fox's interests are not aligned with Chris' vision for the company

Alta Fox's Nominees Lack Corporate and Business Experience Across Consumer Products, Entertainment and Gaming, All of Which are Critical to Hasbro's Long-Term Success



Rani Hublou

- Currently Director at Tecsys
- *Background is narrowly limited to marketing in the enterprise software space*
- No experience in consumer businesses, which are Hasbro's core audience and fan segments



Carolyn Johnson

- Currently Director at Kuvare
- *Experience is strictly limited to insurance / financial services*
- No experience leading or growing consumer businesses, nor relevant expertise in gaming, consumer products or entertainment



Marcelo Fischer

- Currently CFO at IDT Corp.
- *Primarily brings legacy telecom and personal care experience*
- Participated in numerous spin-offs as senior vice president – finance (not as CFO of the company)

15

 Alta Fox’s Proposal to Spin Off Wizards of the Coast Would Not Create Value for Shareholders  Hasbro’s Board has independently and carefully considered the appropriateness of a spin-off of Wizards and concluded that a spin-off of Wizards would not create value for shareholdersIn the Board’s view, a spin-off of Wizards would limit growth and result in meaningful missed strategic and financial opportunities for both Wizards and the Hasbro business overall, in contrast to Alta Fox’s thesisIn reviewing Alta Fox’s proposal for a Wizards spin-off, the Board noted that:Alta Fox’s analysis assumed a significant multiple expansion for Wizards through reference to fundamentally flawed and inappropriate benchmarks that should not be used as a basis for strategic decision-makingAlta Fox’s analysis fails to account for significant, quantifiable dis-synergies that would result from a separation, including the shift from an owned to a third-party content creation model, duplicative overhead costs and the material cost of executing a spin-offAlta Fox also fails to account for the impact of non-quantifiable dis-synergies, including missed opportunities to maximize the full value of Wizards IP through Hasbro’s other capabilitiesMany shareholders have expressed the view that a spin-off of Wizards would be the wrong move for Hasbro

Alta Fox's Valuation Analysis for Wizards is Fundamentally Misinformed and Relies on Inappropriate Comparisons

Alta Fox's Valuation Analysis is Not Analytically Sound …

*"We view **20x NTM EBITDA, [Games Workshop's] average 2-year multiple, as the floor** for [Wizards'] fair valuation.*

*As [Wizards] executes on its digital initiatives, we believe its **multiple could mover closer to true SaaS – or even that of 'video game ecosystem'** peers, implying a **30-50x NTM EBITDA multiple**.*

*We value [Wizards] at **23x EBITDA, a premium to GAW, but a meaningful discount to true video game ecosystem players**. However, **this could prove to be conservative** as the company continues to execute on digital initiatives."*

– Alta Fox Presentation (2/17/22)

… And Ignores Current Market Conditions, Instead Anchoring on Much Higher Multi-Year Averages

	Alta Fox Analysis		Current Market Observations	
	Comparable Companies	2-Year Avg. NTM EV/EBITDA	Current NTM EV/EBITDA	Hasbro Notes
Toys & Games	Mattel, Spin Master	10x	8x	*Hasbro's consolidated multiple is already above other toy companies*
Video Games	Activision Blizzard, EA, Take-Two	16x	12x (In-line with Hasbro)	*Comparing to Digital Games companies is flawed given Wizards largely analog business*
Tabletop Games	Games Workshop	20x	12x (In-line with Hasbro)	*Games Workshop briefly traded at outsized multiple before returning to norm*
Software	Microsoft, Adobe, Intuit	26x	19x	*Very different business model and industry*

Source: Bloomberg and FactSet as of May 12, 2022

17

   Alta Fox is Repeatedly Mistaken About Hasbro  Alta Fox does not understand how successful Wizards has been because Wizards has been part of Hasbro  Wizards is Thriving Because it has Been a Part of Hasbro  Alta Fox’s Actions Demonstrate its Lack of Understanding, as Evidenced by Waffling on its Core Thesis to Spin Off Wizards  Wizards of the Coast has been tremendously successful under Hasbro’s ownership and Chris Cocks’ leadership  Upcoming MAGIC: THE GATHERING Netflix series and Dungeons & Dragons: Honor Among Thieves feature film only begin to demonstrate Wizards of the Coast’s opportunity as part of Hasbro  150% growth in high margin MAGIC: THE GATHERING revenue driven by Hasbro’s >$1 billion investment in Wizards over the past 5 years        “In our view, MTG’s network effects have never been stronger (supported by the rise of the internet, proliferation of content creation, and the launch of Arena)”– Alta Fox Presentation (2/17/22)  Alta Fox’s Campaign  Alta Fox’s3-Year Path  “Free the Wizards”  “Strengthen Hasbro”  February 17, 2022  April 29, 2022  “Alta Fox sees a three-year path … with a refreshed Board, new strategy, improved capital allocation and tax-free spin-off of Wizards of the Coast”  “Alta Fox sees a three-year path … with a refreshed Board, new strategy, improved capital allocation.”        “Hasbro has shackled [Wizards] by running the segment as a cash cow, limiting its internal reinvestment opportunities and diverting its cash flow”– Alta Fox Presentation (2/17/22)

Hasbro's Board Continuously and Constructively Engaged with Alta Fox

Hasbro made a sincere effort to collaborate with Alta Fox on nominating new directors to the Board, including in multiple potential settlement discussions

- ✓ (10/27): Alta Fox reached out to Hasbro IR
- (11/1, 3 & 17): Conversations with Hasbro IR
- ✓ (12/17): Hasbro CFO met with Alta Fox
- ✓ (1/7): Hasbro CFO and Interim CEO / Director met with Alta Fox
- ✓ (1/20): Three Hasbro directors and CFO met with Alta Fox
- ✓ (2/28): **Offered to interview Alta Fox's proposed directors**
- ✓ **Alta Fox** initially **refused to permit interviews** and **ultimately allowed Hasbro to interview only 1 of its 3 current nominees**
- ✓ (3/14): **Offered to collaborate with Alta Fox** on appointment of one director; **Alta Fox refused to consider the credentials of the potential directors**
- ✓ (3/25): **Offered to collaborate with Alta Fox** on appointment of two directors, quarterly calls with CEO, and improved disclosure; **Alta Fox refused to consider the credentials of the potential directors**
- ✓ (3/27): Hasbro CEO reiterated **Hasbro's interest in reaching a settlement**

Today

19

Hasbro is Delivering Strong Financial Results


Hasbro

FY 2021 Financial Results (As Adjusted)

Revenues	EBITDA	Operating Profit	Net Earnings
$6.42B	$1.31B	$995.2M	$5.23
Up 17%	*Up 23%*	*Up 20%*	*Up 41%*

Q1 2022 Highlights

- ✓ $1.16B revenue (+7% excl. Music)
- ✓ Maintained 2022 revenue guidance and increased 2022 operating profit margin expectations
- ✓ Announced D&D Beyond acquisition and relaunch of Starting Lineup
- ✓ $75-150M share repurchases in 2022
- ✓ Appointment of Shane Azzi as Chief Global Supply Chain Officer[1]

Wizards of the Coast

- ✓ *Kamigawa: Neon Dynasty* is Hasbro's best-selling winter set of all time

Consumer Products

- ✓ Led by My Little Pony, Peppa Pig and Hasbro products for Marvel and Star Wars

Entertainment

- ✓ *The Rookie* picked up for season 5
- ✓ *Transformers BotBots* and *Power Rangers Dino Fury* premieres

Note: Reconciliations of Adjusted EBITDA, Adjusted Operating Profit and Adjusted Net Earnings to the nearest GAAP metrics can be found beginning on appendix pages 69-71

(1) Shane Azzi brings more than 25 years of consumer packaged goods and diverse supply chain experience to Hasbro, most recently serving as Chief Supply Chain Officer for Kimberly-Clark

20

 Hasbro’s Strong Balance Sheet will Support Future Growth  Hasbro is on track to achieve its leverage target and has returned capital along the way    Total Debt to Adjusted EBITDA1  Disciplined Capital Return to Shareholders  Note: Reconciliations of total debt to adjusted EBITDA to the nearest GAPP metrics can be found on appendix page 72Represents total debt (including production financing facilities) divided by last twelve months adjusted EBITDAPro forma for acquisition of eOneIncludes 3% increase in 2022    COVID-19 Disruption  2  Hasbro remains committed to achieving its long-term leverage target of 2.0-2.5x Total Debt to EBITDA    Grew Dividend Per Share at 7% CAGR Over Past 10 Years3  Dividends  Share Repurchases      S&P Global Ratings: Hasbro Inc. Upgraded To 'BBB' On EBITDA Growth And Debt Repayment; Outlook Stable (Feb. 16, 2022)  Moody's Ratings: Hasbro upgraded to 'Baa2' on "improved operating performance, resulting in meaningful reductions in leverage" (Mar. 15, 2022)  Increased quarterly dividend by 3% and announced share repurchase of $75-150M for 2022

 Discussion Agenda  Hasbro’s Strategy Creates Greater Opportunity  Hasbro Delivers Strong Returns  Alta Fox’s Campaign Is Misinformed and Ill-Timed  Hasbro's Board Has Robust Governance Practices  Concluding Remarks  Executive Summary  1  2  3  4  5  6

 Hasbro’s Strategy Creates Greater Opportunity  Hasbro pioneered the multigenerational play & entertainment strategy,and today it is increasingly the model for success  Hasbro’s acquisition of eOne remains a highly strategic transactionnotwithstanding unfortunate timing  Owned entertainment capabilities are a critical component of Hasbro’s strategy with many strategic and financial benefits  With the consumer as north star, Hasbro’s iconic portfolio of brands is poised for growth  Hasbro has a robust near-term multigenerational play & entertainment pipeline  Wizards is thriving under Hasbro’s ownership

 Hasbro Pioneered the Multigenerational Play & Entertainment Strategy  “Empowered with the story and visual work, the team employed a unique process to develop something we call the brand creative blueprint. This blueprint allows the brand story to inform and enhance both the transmedia opportunities, the actual TV publishing, et cetera, as well as the trans merch potential, toys, games, digital gaming, and all other license categories. Crafting the story and planning the merchandising and media opportunities at the same time enables Hasbro to maximize any brand's true commercial potential … So imagine Hasbro's potential as we dive into the deep portfolio of our powerful brand.”– Brian Goldner, Hasbro’s 2009 Investor Day (November 5, 2009)

 Hasbro is the Model for Success in Play & Entertainment  Hasbro has a first-mover advantage and other IP owners are now emulating its multimedia strategy  2022 analyst day presentation materials and transcript (February 18, 2022)2021 investor day presentation materials (March 9, 2021)FQ3 2022 earnings call transcript (February 1, 2022)  “We are evolving our strategy to grow [our] IP-driven toy business and expand our entertainment offering … We are beginning to capture the full value of our IP in highly accretive business verticals, including content, consumer products and digital experiences which are directly adjacent to the toy industry. While still at an early stage, we are very excited about the progress we are making.”– Chairman & CEO  “As I think about the future of the industry, I do believe that we will start to see entertainment coming together … [our players] play our games more than any other form of entertainment, but they also consume linear media and scripted entertainment and sports broadcast and music and other things … we're also aware that our fans are expecting us to find new and interesting ways for them to experience entertainment … as we think about the future, you should think about it with IP at the center and engagement around play, watch, create and experience all built on a deep social ecosystem that brings fans together around the content they love”– Chairman & CEO  Mattel1  Electronic Arts3  Spin Master2

 Analyst Community Strongly Rejects Alta Fox’s Attack on Hasbro’s Brand Blueprint Strategy  Research analysts support Hasbro’s strategy and its unique ability to monetize IP across brands  Source: Wall Street researchNote: Permission to use quotes neither sought nor obtained  “We are perplexed by Alta Fox’s determination that Hasbro has clung to a “failed” Blueprint strategy … We have too many examples of successful applications of the strategy to list here.”– BMO (Feb. 22, 2022)  “We believe Hasbro's 'Brand Blueprint', which places content and storytelling at the center of a brand's strategy, provides it with a sustainable competitive advantage that should help Hasbro drive long-term share gains."– Berenberg (Feb. 22, 2022)  “We do not expect the company will abandon its ‘Brand Blueprint’ … we think revenue synergies related eOne’s monetization of Hasbro’s IP should become more apparent going forward. We believe MTG and D&D have the greatest media potential and content will come to market in the near future.”– Monness Crespi Hardt (Feb. 22, 2022)  “We challenge the activist's claim that the brand blueprint is misaligned with shareholder interests. We see the blueprint as a brand activation method and a commercial assessment tool, not a capital allocation model … the blueprint is a critical mechanism to uniquely pathway each brand to market. Should capital be biased toward higher-growth, higher-margin franchises – undoubtedly yes. That's the business, not the blueprint.”– Jefferies (Feb. 18, 2022)

 Hasbro’s Iconic Brands are the Core of its Strategy  With the consumer as the north star, Hasbro’s portfolio of brands is poised for long-term growth  How Hasbro’s Strategy Will Drive Future Value  One of the fastest growing and most profitable games portfolios in the world  Sought after collectors’ brandswith growing direct capabilities  Engagement with consumers from an early age over a lifetime with growing value  Iconic Portfolio of Brands

Hasbro's Owned Entertainment Capabilities are Critical

Provides even more expansive monetization opportunities with complete creative control

eOne's Strategic Rationale is Well-Founded

- ✓ Two leading pre-school brands: PEPPA PIG and PJ MASKS
- ✓ Drive greater toy and licensing success with Hasbro's capabilities
- ✓ Bring television and film expertise in-house
- ✓ Hasbro's direct ownership with greater control over branded content in the areas of story, marketing and release schedules allows more effective oversight of timing and pace of production
- ✓ Underwrite incremental projects with stronger returns and greater certainty and control

Synergy-Adjusted Multiple is Below Hasbro Today[1]


~11x
12x
eOne Transaction (Incl. Synergies)
Current Hasbro Consolidated

Entertainment Projects for Hasbro Brands


+140%
50
10
40
21
Production
6
Development
15
2019
Today

On Track to Deliver $130M Cost & Insourcing Synergies[2]


Cadence announced at time of acquisition close
$30M
$60M
$130M
YE 2020
YE 2021
YE 2022E

Source: FactSet as of May 12, 2022
(1) Represents NTM EV/EBITDA multiple
(2) Represents initial target set at transaction announcement

28

eOne Added Two Highly Strategic Pre-School Brands with Global Appeal to Hasbro's Portfolio of IP

eOne Acquisition was Strategic for Hasbro's Core Business

- ✓ eOne's Family & Brands segment includes valuable pre-school IP with global reach
- ✓ eOne has proven ability to create engaging content based on its pre-school brands
- ✓ eOne's TV & Film business is helping accelerate the pace of and improve the quality of entertainment based on Hasbro brands

Family & Brands Segment Accounted for Almost Half of EBITDA

2019 eOne EBITDA by division as reported in accordance with IFRS



TV & Film
54%
Family &
Brands
46%

Globally Beloved, Highly Toyetic Brands

Peppa Pig	PJ Masks
Global Awareness 77%	**Global Awareness** 53%
Global Intent to Purchase 40%	**Global Intent to Purchase** 32%

Largest Pre-School Brand: 63% awareness and 39% intent to purchase

*"**We positively view Hasbro's efforts** in taking key brands and building out a media driven strategy **to better monetize its IP**…The recently completed **acquisition of eOne should accelerate this process…while also adding two more, high quality brands in Peppa Pig and PJ Masks**." – MKM Partners (Jan. 14, 2022)*

Note: Permission to use quote neither sought nor obtained

Hasbro

29

Hasbro has a Robust Play & Entertainment Slate

Pipeline of entertainment, digital gaming and live experiences highlights expansive opportunity

Entertainment Pipeline

DUNGEONS & DRAGONS – *Live action feature film (Theatrical)*

TRANSFORMERS – *Live action feature film (Theatrical)*

MAGIC THE GATHERING – *Animated series (Netflix)*

MY LITTLE PONY – *Animated series (Netflix)*

PLAY-DOH – *Unscripted series (Amazon)*

Easy-Bake – *Unscripted series (Netflix)*

DUNGEONS & DRAGONS, MONOPOLY, Trivial Pursuit, POWER RANGERS, NERF, LIFE, Tonka, LINCOLN LOGS, Chutes and Ladders

2 new scripted series & 4 new unscripted series

Digital Gaming Pipeline


UNDERTOW


taurus

Live Brand Experience Pipeline

Brand	Live Experiences[1]	FEC[2]	Touring Events	Hotel / Restaurant
NERF	✓	✓	✓	
Peppa Pig	✓	✓	✓	✓
PJ Masks	✓	✓	✓	
CLUE	✓	✓	✓	
My Little Pony	✓	✓	✓	✓
TRANSFORMERS	✓	✓	✓	✓
MONOPOLY	✓	✓		✓
DUNGEONS & DRAGONS	✓			
POWER RANGERS		✓		

(1) Includes theme parks and other live experiences
(2) Defined as family entertainment center

Hasbro

30

Wizards is Thriving Because it's a Part of Hasbro

Hasbro has invested over $1 billion in Wizards over last 5 years, which has driven 150% growth in MAGIC: THE GATHERING's high margin revenue and doubled the size of the Wizards business in 3 years (2 years ahead of target)

Wizards is a Critical Component of Hasbro's Strategy

- Wizards benefits from Hasbro's global scale, corporate and logistics infrastructure and toys, games and entertainment expertise
- Hasbro will extend Wizards brands across the Blueprint, beginning with the MAGIC: THE GATHERING Netflix TV series and *Dungeons & Dragons: Honor Among Thieves* blockbuster movie
  - These upcoming releases will create expansive opportunities for both existing fans and new audiences
- Hasbro will continue to leverage Wizards' gaming expertise across other high-value and high-potential Hasbro brands
- Hasbro recently acquired D&D Beyond, the leading digital toolset and game companion for the groundbreaking fantasy franchise, to complement and accelerate Hasbro's progress in both gaming and direct-to-consumer

Hasbro Has Invested Significant Dollars to Grow Wizards

Wizards of the Coast & Digital Gaming (2017-2021)



Cumulative Investments ($M)
Revenue ($M)
Operating Profit ($M)
$1bn+
2017-2021
+26% CAGR
$514
$1,287
2017
2021
+27% CAGR
$213
$547
41%
43%
Operating Profit Margin
2017
2021

31

 32

 Discussion Agenda  Hasbro’s Strategy Creates Greater Opportunity  Hasbro Delivers Strong Returns  Alta Fox’s Campaign Is Misinformed and Ill-Timed  Hasbro's Board Has Robust Governance Practices  Concluding Remarks  Executive Summary  1  2  3  4  5  6

 Hasbro’s Board has Robust Governance Practices  Board refreshment has been and will continue to be a top focus for Hasbro  Hasbro has engaged constructively with Alta Fox  Hasbro’s executive compensation program, including its stock ownership requirements, is aligned with shareholders’ interests  Hasbro’s Board has the skills and experience most relevant for Hasbro’s future growth areas  Play & Entertainment with a Purpose – Hasbro is a leading ESG company  Hasbro added three new high-quality directors this year who bring additional expertise, and is committed to reducing the size of its Board  Hasbro has proactively adjusted its disclosure over time as the company has evolved

Hasbro has Robust Governance Practices

Strong governance practices establish clear independent board oversight at Hasbro

Board Practices	▪ **Independent Chair** Rich Stoddart since February 25, 2022 (independent chair role created in October 2021) ▪ All directors elected annually under **majority vote standard** with a director resignation policy in uncontested elections ▪ **Cybersecurity and Data Privacy Committee** established in 2018 ▪ **Finance Committee** with mandate to ensure disciplined capital allocation in the best interests of shareholders
Refreshment	▪ Careful **board succession planning** and annual board and committee self-assessments ▪ Added **6 new directors (including 3 this year) in the past 6 years** through ongoing board refreshment process ▪ In-depth **annual board review** of management succession plans
Strong Governance Policies	▪ Written **code of conduct** and corporate governance principles ▪ Strict "**overboarding" policy** ▪ **Proxy access by-law:** 3%/3-years, the greater of 2 nominees or 20% of the Board and up to 20 shareholders can aggregate their holdings ▪ **Mandatory director stock ownership policy:** requires directors to own shares of Hasbro worth at least 5 times the value of their annual base cash compensation
Engagement & Responsibility	▪ History of **substantive, constructive engagement** and dialogue with shareholders ▪ Longstanding commitment to and board leadership on **corporate social responsibility**

35

Board Composition & Refreshment are Always Top Priorities

Hasbro has appointed 6 new directors since 2016 and is committed to reducing its Board size

12 of 13 (92%) Independent Directors	**7 / 7** Median Director Tenure / Average Director Tenure	**7 of 13 (54%)** Female Directors	**4 of 5 (80%)** Standing Board Committees Chaired by Women

Average Board tenure over time

2016	2017	2018	2019	2020	2021	2022	
9	9	8	9	10	10	9	7

- Hope Cochran and Mary Beth West join
- Alan Batkin (25 yr. tenure) and Basil Anderson (15 yr. tenure) step down
- Laurel Richie joins
- Alan Hassenfeld (32 yr. tenure) and Crispin Davis (5 yr. tenure) step down
- Chris Cocks joins
- Elizabeth Hamren & Blake Jorgensen join

Separate Chair and CEO Roles

6 New Directors Added in the past 6 Years

Board Tenure Target


Short Period (<6 yrs.)
1/3
Medium Period (6-10 yrs.)
1/3
1/3
Longer Period (>10 yrs.)

Chairperson Emeritus

- In May 2021, Alan Hassenfeld stepped down as a director on the Board and was appointed Chairperson Emeritus
- Alan Hassenfeld has no voting or other power or authority to manage the affairs of the company

Succession Planning

- The Board devotes significant time on its agenda to reviewing and discussing the succession plans for the CEO and each of his/her direct reports
- Succession planning continues to be among the Board's top priorities and included in the annual goals for executive management

Independence

- Hasbro's Board has adopted independence standards in accordance with Nasdaq corporate governance listing standards
- All of Hasbro's directors (other than the CEO) are considered independent under these standards

36

Hasbro Has Actively Refreshed the Board

Board refreshment has been and will continue to be a top focus for Hasbro

	2016 Annual Meeting
	Basil L. Anderson
	Alan R. Batkin
	Kenneth A. Bronfin
	Michael R. Burns
	Sir Crispin H. Davis
	Lisa Gersh
C	Brian D. Goldner
	Alan G. Hassenfeld
	Tracy A. Leinbach
	Edward M. Philip
	Richard S. Stoddart
	Linda K. Zecher

Former Director Director Nominee C Chair

2022 Annual Meeting[1]


Kenneth A. Bronfin
Independent Director


Elizabeth Hamren
Independent Director


Laurel J. Richie
Independent Director


Michael R. Burns
Independent Director


Blake Jorgensen
Independent Director


Richard S. Stoddart
Chair of the Board


Hope F. Cochran
Independent Director


Tracy A. Leinbach
Independent Director


Mary Beth West
Independent Director


Christian P. Cocks
CEO and Director


Edward M. Philip
Independent Director


Linda Zecher Higgins
Independent Director


Lisa Gersh
Independent Director

(1) Represents the Board's director nominees

37

Hasbro's Board has the Right Skills and Experience

Extensive experience across digital gaming, consumer products, entertainment/digital media and capital allocation

Board Overview

- Ongoing process of refreshment to maintain the right balance of skills, experience, diversity and tenure
- Board has deep expertise across gaming, media & content, consumer products and marketing, all of which are relevant to Wizards of the Coast and Digital Gaming
- Chris Cocks joined the Board upon appointment as CEO
- Two new directors with deep gaming expertise added in April 2022
- With this refreshment process, the current Board has strong racial and gender diversity among its members

Board Overview & Relevant Experience



	Hasbro Nominees												
Board Member	Kenneth A. Bronfin	Michael R. Burns	Hope F. Cochran	Christian P. Cocks	Lisa Gersh	Elizabeth Hamren	Blake Jorgensen	Tracy A. Leinbach	Edward M. Philip	Laurel J. Richie	Richard S. Stoddart	Mary Beth West	Linda Zecher Higgins
Title	*Director*	*Director*	*Director*	*CEO and Director*	*Director*	*Director*	*Director*	*Director*	*Director*	*Director*	*Chair of the Board*	*Director*	*Director*
Senior Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Global Business	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Digital Gaming/Digital Products	✓		✓	✓		✓	✓						
Consumer Products				✓	✓	✓	✓		✓		✓	✓	✓
Entertainment		✓		✓	✓		✓		✓		✓		✓
IT/Technology	✓		✓	✓		✓	✓	✓	✓				✓
Sales and Marketing	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Human Capital Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
ESG		✓	✓		✓	✓	✓	✓	✓	✓	✓		
Finance/Accounting	✓	✓	✓		✓		✓	✓	✓		✓	✓	✓
Corporate Governance	✓	✓	✓				✓	✓	✓	✓	✓	✓	✓
Public board experience	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Meets criteria	10/13	10/13	11/13	10/13	10/13	10/13	12/13	10/13	11/13	8/13	11/13	9/13	11/13

Joined in 2022 (dashed outline: Christian P. Cocks, Elizabeth Hamren, Blake Jorgensen)

38

Hasbro's Highly Qualified Board of Directors

The Board is comprised of proven leaders with experience in areas most relevant to Hasbro



Richard S. Stoddart ★
Age: 59
Chairman

- Member of the Board since 2014
- Interim Chief Executive Officer of Hasbro, Inc. until Feb. 25, 2022
- Former President and Chief Executive Officer of InnerWorkings, Inc.
- Extensive experience in the advertising, marketing and communications industries, including in television, digital, social media, point-of-sale, packaging and print, and in building global brands and businesses



Kenneth A. Bronfin
Age: 62
Director

- Member of the Board since 2008
- Member of the Audit, Compensation and Cybersecurity and Data Privacy Committees
- Senior Managing Director of Hearst Ventures (the strategic investment division of diversified media, information and services company Hearst Corporation)
- Extensive expertise and experience in operational and executive roles in the media and digital services sectors



Michael R. Burns ★
Age: 63
Director

- Member of the Board since 2014
- Member of the Finance and Nominating, Governance and Social Responsibility Committees
- Vice Chairman and a member of the board of directors of Lions Gate Entertainment
- Extensive knowledge and experience in content development and brand building to build global entertainment franchises



Hope F. Cochran ★
Age: 50
Director

- Member of the Board since 2016
- Member of the Audit (Chair), Finance and Nominating, Governance and Social Responsibility Committees
- Managing Director at Madrona Venture Group
- Former Chief Financial Officer of King Digital Entertainment
- Extensive experience as a senior financial executive in the digital gaming and telecom industries



Christian P. Cocks ★
Age: 48
CEO & Director

- Member of the Board since 2022
- Previously President of Hasbro's Wizards of the Coast and Digital Gaming segment
- Formerly held senior management positions at Microsoft Corporation, where he guided the marketing strategies of hit Xbox Games franchises including Halo and served as Vice President of OEM Technical Sales



Lisa Gersh ★
Age: 63
Director

- Member of the Board since 2010
- Member of the Audit and Compensation (Chair) Committees
- Previously CEO of Alexander Wang, Goop and Martha Stewart Living Omnimedia
- Extensive experience in the media, branded products and entertainment industries, including television, digital entertainment and publishing



Elizabeth Hamren ★
Age: 50
Director

- Member of the Board since 2022
- Member of the Compensation Committee and Cybersecurity and Data Privacy Committees
- Chief Operating Officer at Discord
- Previously Corporate Vice President at Microsoft Corporation, where she led product and engineering for Xbox
- Extensive background in engineering, product management, marketing and operations for technology and gaming companies



Blake Jorgensen ★
Age: 62
Director

- Member of the Board since 2022
- Member of the Audit and Finance Committees
- Executive Vice President of Special Projects at Electronic Arts, Inc.
- Former Chief Financial Officer and Chief Operating Offices at Electronic Arts, Inc.
- More than a decade as a senior executive at a leading digital gaming company with deep experience across finance, operations, consumer products, technology and gaming



Tracy A. Leinbach ★
Age: 62
Director

- Member of the Board since 2008
- Member of the Audit, Finance and Nominating, Governance and Social Responsibility Committees
- Formerly Executive Vice President and Chief Financial Officer for Ryder System, Inc.
- Extensive business experience in global operations, strategic and financial planning, auditing and accounting



Edward M. Philip ★
Age: 56
Director

- Member of the Board since 2002
- Member of the Compensation and Nominating, Governance and Social Responsibility (Chair) Committees
- Former COO of Partners in Health
- Experience in strategic, business and financial planning in consumer-based and technology-based industries and in overseeing management teams of such companies



Laurel J. Richie
Age: 63
Director

- Member of the Board since 2020
- Member of the Compensation and Nominating, Governance and Social Responsibility Committees
- Former President of the Women's National Basketball Association
- Former CMO of Girl Scouts of the United States of America
- Extensive experience and skills in global marketing and brand-management skills



Mary Beth West ★
Age: 59
Director

- Member of the Board since 2016
- Member of the Finance (Chair) and Nominating, Governance and Social Responsibility Committees
- Former Senior Vice President and Chief Growth Officer, The Hershey Company
- Extensive experience and expertise in marketing, brand building, managing global franchises, understanding and applying consumer insights



Linda Zecher Higgins ★
Age: 68
Director

- Member of the Board since 2014
- Member of the Audit and Cybersecurity and Data Privacy (Chair) Committees
- CEO and Managing Partner of the Barkley Group (a cybersecurity and digital transformation consulting firm)
- Extensive experience in leading the transformation of businesses in the fields of digital publishing, digital learning, and online sales and marketing

★ Denotes experience as public company executive

39

Compensation is Aligned with Shareholders' Interests

Hasbro's executive compensation program is appropriate and aligns company performance with the interests of our shareholders

CEO Compensation is Aligned With Performance

- Hasbro's last three completed long-term incentive performance cycles have realized values substantially below the targeted grant value, with our former CEO realizing a total of 47% of such targeted grant value
- ISS described the company's long-term performance goals as "sufficiently rigorous"

Performance Share Award Realized Value (% of Target)



92%
0%
0%[1]
2019-2021
2018-2020
2017-2019

CEO Compensation is Appropriate

- Chris Cocks' target total direct compensation is less than half of the peer median
- Hasbro has received strong support on its "Say on Pay" vote, with the last 5-years' support averaging 93.5%
- ISS considered our three-year (2018 – 2020) CEO compensation to be aligned with performance
- Hasbro's NEO compensation is in-line with peer median

CEO Total Direct Compensation ($mm)



$24[2]
$11[3]
Proxy Peer Median
Hasbro

[1] As described in our 2020 proxy statement, our former CEO would have been entitled to receive a 23% payout under this award, but instead waived any rights to payment and realized no value for such award
[2] Meridian Compensation Partners data from 2021 proxy disclosures; [3] Based on Chris Cocks' target compensation from 01/05/22 Employment Agreement

40

Hasbro's Board of Directors has "Skin in the Game"

Hasbro's director stock ownership and compensation guidelines are aligned with shareholder interests, and are competitive and appropriate

Directors Have Significant Equity Ownership

- Hasbro's stock ownership guideline of 5x annual compensation within 5 years is aligned with peers and market practices
- If the company's share price rises, Hasbro directors participate in the success, and if it declines, they feel the pain
- Directors generally receive the majority of their compensation in stock and most hold multiples of the minimum requirement

Director Equity Ownership ($mm)[1]


Philip $8.7
Cocks $8.7
Gersh $5.2
Stoddart $4.7
Bronfin $3.3
Leinbach $3.1
Zecher $2.0
Burns $1.2
Cochran $0.9
West $0.9
Richie $0.2(3)

Only ~1% of the total shares ever issued to the current directors have been sold

Director Compensation is Competitive and Appropriate

- Hasbro's total per-director compensation is within 5% of the median for its proxy peers

Total Per-Director Compensation ($000)[2]


$280
$293
Proxy Peer Median
Hasbro

[1] As of 04/22/22, includes currently exercisable options and options exercisable within sixty days of April 21, 2022 (which are not counted toward minimum equity ownership requirements), excludes April 2022 appointees
[2] Based on 2021 proxy disclosures
[3] Appointed to the Board on November 2, 2020

41

Hasbro has a Robust Shareholder Engagement Process

Hasbro engages with shareholders on a regular basis as part of its commitment to build relationships, be responsive to shareholders and ensure that Hasbro's actions incorporate shareholder viewpoints

- Hasbro believes that positive, two-way dialogue builds informed relationships that promote transparency and accountability
- Hasbro IR and management are actively engaged with current and potential shareholders as well as analysts
  - In 2021 alone the company held approximately 235 calls and meetings with investors and analysts
  - As it does every year, in 2021, Hasbro proactively extended a quarterly invitation to its top 25 shareholders to meet and the company had discussions with those who accepted the invitation; in addition, Hasbro also spoke with shareholders who reached out
- Hasbro received strong support for its executive compensation programs, including the metrics used within its annual and long-term incentive programs during 2021 engagements
- In 2022 to date, Hasbro has covered a variety of topics, with a primary focus on ESG disclosure, programs and strategic and capital allocation priorities, CEO succession planning, executive compensation, and corporate governance
  - These meetings were productive, with specific positive comments and praise for Hasbro's ESG progress, and the addition of an ESG modifier to its compensation program

42

Hasbro Proactively Adjusted Disclosure as Wizards Grew

In addition to disclosing performance of the Wizards of the Coast and Digital Gaming segment, Chris Cocks has presented at numerous investor conferences since joining Hasbro in 2016

New Segment Reporting

- In Q1 2021, Hasbro changed its reportable segments to Consumer Products, Wizards of the Coast & Digital Gaming, and Entertainment to give investors **better visibility into Hasbro** and to **reflect how the company is now organized**
- **New reporting segments provide increased insight into Hasbro's differentiated capabilities and how the Brand Blueprint comes together**
- Added disclosure of tabletop vs. digital & licensed gaming revenue for Wizards starting in Q4 2021

Chris Cocks Public Presentations

- Hasbro has provided numerous opportunities for investors to learn about Wizards of the Coast in greater detail, highlighting both MAGIC: THE GATHERING and DUNGEONS & DRAGONS regularly on earnings call, conferences, investor materials and investor meetings
- In addition, from 2016-2021, Chris Cocks participated in:
  - Hasbro investor days (2017 and 2021)
  - Hasbro Toy Fair Investor Events (2017, 2018, 2019, and 2020)
  - Goldman Sachs' Future of eSports & Video Games conference (Sep. 2019)
  - 1x1 discussion with Stifel analyst Drew Crum (Sep. 2021)
  - Jefferies Interactive Entertainment conference (Nov. 2020 and Nov. 2021)

> *"**Under the leadership of a new CEO**, Hasbro's conference call had a **distinctly different flow & degree of disclosure**. 'Focus & scale' is the headline, which provides perspective on recent actions to slenderize the portfolio and invest in fewer, bigger ideas, namely Wizards (Magic and D&D)."*
>
> *– Jefferies (April 19, 2022)*

43

Hasbro has Engaged Constructively with Alta Fox

Hasbro has continuously attempted to collaborate with Alta Fox; however, prior to publicly launching its campaign, Alta Fox repeatedly refused to disclose its ownership or proposed directors

October

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	**27**	28	29	30
31						

- ✓ (10/12): Brian Goldner passed away
- ✓ (10/27): AF reached out to Hasbro IR to learn more about the business

November

S	M	T	W	T	F	S
	1	2	**3**	4	5	6
7	8	9	10	11	12	13
14	15	16	**17**	18	19	20
21	22	23	24	25	26	27
28	29	30				

- ✓ **(11/1, 3 & 17):** Series of conversations with Hasbro Investor Relations

December

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	**8**	9	10	11
12	13	14	15	16	**17**	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

- ✓ **(12/8):** AF laid out investment thesis and areas of concern at Hasbro
- ✓ **(12/17):** Deb Thomas (CFO) met with Connor Haley (AF)
- ✓ **(12/21):** Emails exchanged regarding follow up questions/answers in which AF refused to disclose ownership stake or provide its thesis materials

January

S	M	T	W	T	F	S
						1
2	3	4	5	6	**7**	8
9	10	11	12	13	**14**	15
16	17	18	19	**20**	21	22
23	24	25	26	27	28	29
30	31					

- ✓ **(1/7):** Deb Thomas (CFO) and Richard Stoddart (Interim CEO) met with Connor Haley (AF)

  AF requested for Board to respond by 1/14 to
  - Explore tax-free spin-off of Wizards of the Coast
  - Replace several existing Hasbro Board members with unidentified directors that have "expertise in gaming, spin-off execution, and disciplined capital allocation"
  - Reinvest aggressively into Wizards of the Coast's key franchises
- ✓ **(1/20):** Richard Stoddart (Interim CEO), Michael Burns (Independent Director), Hope Cochran (Independent Director) and Deb Thomas (CFO) met with Connor Haley (AF)

February

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	**28**					

- ✓ **(2/17):** Alta Fox publicly discloses nominations
- ✓ **(2/28):** Emails exchanged wherein Hasbro offered to interview AF's proposed directors

  AF refused to permit interviews without a settlement framework in place

Alta Fox refused to engage on the qualifications of the new directors being considered by Hasbro

March

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	**14**	**15**	16	17	**18**	19
20	**21**	**22**	23	**24**	**25**	26
27	28	29	30	31		

- ✓ **(3/14):** Hasbro's advisors offered to collaborate with AF on appointment of one director, which AF rejected
- ✓ **(3/15):** Hasbro's advisors re-conveyed Hasbro interview invitation, and AF agreed to let the Board interview 2/5 of its nominees
- ✓ **(3/18, 21, & 22):** The Board interviewed 2 of AF's candidates
- ✓ **(3/22 & 24):** The Board and Nom/Gov committee convened and determined AF's nominees lacked sufficient qualifications
- ✓ **(3/25):** Company's advisors offered to collaborate with AF on appointment of two directors, quarterly calls with Chris Cocks, and improved disclosure, which AF rejected
- ✓ **(3/27):** Chris Cocks (CEO) reached out to Connor Haley (AF) to reiterate Hasbro's interest in reaching a settlement

Hasbro

44

Playing and Entertaining with Purpose

Hasbro's clear sense of purpose and ESG strategy continue to drive long-term value creation for all stakeholders

Climate & Sustainability

- ✓ Joined the Science based Target Initiative (SBTi), committing to set science-based **2030** and **2050** goals to further reduce Greenhouse Gas Emissions
- ✓ On track to eliminate plastic in all new toy and game packaging by end of **2022**
- ✓ Set goal for Potato Head toy line to be made with plant-based or renewable materials by end of **2024**
- ✓ Promoting the Circular Economy through our industry-leading Toy Recycling program, now launched in 12 countries worldwide

Achieved **99.6%** **Renewable Energy Goal** for Owned & Operated facilities

Achieved **100%** Supplier Participation Rate in Measurement of Environmental Performance

Ethical Sourcing & Human Rights

- ✓ Achieved 100% audit rate annually for all third-party suppliers and major subcontractors, including supplemental oversight audits
- ✓ Advanced capacity-building throughout supply chain through mandatory Hasbro Ethical Sourcing Academy training for all suppliers
- ✓ Championed Worker Well-Being through female worker empowerment programs and support migrant worker families

Philanthropy and Social Impact

- ✓ Brought joy to over 6 million children & families worldwide through toy, game, and financial donations & social impact initiatives

Engaged **92%** of **employees** through volunteerism and hundreds of service projects worldwide

Diversity, Equity & Inclusion

On track to meet **2025** goals to increase female representation in leadership to 50% globally and minority representation in US workforce to 25%

Continue to foster a culture of inclusion, conducting unconscious bias training for over two-thirds of US employees

45

 Discussion Agenda  Hasbro’s Strategy Creates Greater Opportunity  Hasbro Delivers Strong Returns  Alta Fox’s Campaign Is Misinformed and Ill-Timed  Hasbro's Board Has Robust Governance Practices  Concluding Remarks  Executive Summary  1  2  3  4  5  6

 Alta Fox Campaign is Misinformed and Ill-Timed  Hasbro believes that:  Alta Fox’s campaign is built on flawed assumptions and a poor understanding of Hasbro’s business, most importantly Wizards  Alta Fox’s campaign is ill-timed  Alta Fox’s valuation analysis for Wizards in fundamentally misinformedand relies on inappropriate comparisons  Alta Fox lacks conviction in its investment thesisand is seemingly fixated on value destructive transactions  Alta Fox’s nominees have limited qualifications for Hasbro’s Board and lack relevant industry experience across all of Hasbro’s future growth areas

 Alta Fox’s Campaign is Built on Flawed Assumptions and a Poor Understanding of Hasbro’s Business  Alta Fox lacks an understanding of Hasbro’s business, including, most significantly, Wizards  Alta Fox’s Inaccurate Claims on Wizards  Hasbro Reality  “[Alta Fox believes] Hasbro has shackled [Wizards] by running the segment as a cash cow, limiting its internal reinvestment opportunities and diverting its cash flow to invest in margin-dilutive Hasbro-related business lines.”  Hasbro’s Board has overseen over $1 billion invested in Wizards in the last 5 years to meet its funding needsAs a result, Wizards revenue doubled in size over a three-year period (2018-2021) and increased revenue 42% to $1.28 billion in 2021 aloneMAGIC: THE GATHERING revenue alone grew 150% over the last 5 yearsWizards’ exceptional track record – a result of the successful partnership between Chris and the Board – is a strong example of Hasbro’s successful investment approach  “The Board has misallocated a significant portion of [Hasbro’s] research and development budget, to the detriment of attractive reinvestment opportunities within Wizards of the Coast's core franchises.”

Alta Fox's Valuation Analysis for Wizards is Fundamentally Misinformed and Relies on Inappropriate Comparisons

"Inferior" — "Reasonable" — "Aspirational"

Alta Fox's Universe of Comparable Companies for Wizards			Current Market Observations	
Alta Fox's "Spectrum of Comps"	**Alta Fox's Comparable Companies**	**NTM EV/EBITDA (2-Year Average)**	**NTM EV/EBITDA (Current)**	**Hasbro Notes**
Legacy Toy Businesses	MATTEL, SPIN MASTER	10x	8x	▪ Hasbro's consolidated multiple is already above other toy companies
Slower Growth Video Game Giants	ACTIVISION, BLIZZARD, EA, T2	16x	12x (*In-line with Hasbro*)	▪ Comparing to Digital Games companies is flawed given Wizards largely analog business
Dominant Tabletop Franchise	GAMES WORKSHOP	20x	12x	▪ Games Workshop briefly traded at outsized multiple before returning to norm
League Owners	F1	27x	24x	**Companies with very different business models and industries are misinformed benchmarks for strategic decision-making**
Companies With Similar Financial Profiles	Microsoft, Adobe, intuit	26x	19x	
Rule of 40 SaaS Comps	Meritech Capital	30x	22x	
Faster Growth Video Game "Ecosystem" Players	ROBLOX	59x	30x	

Source: Bloomberg, FactSet and Meritech Capital as of May 12, 2022

Hasbro

49

Alta Fox's Campaign to Separate Wizards is Poorly Timed

Alta Fox began buying Hasbro stock just days after the passing of Hasbro's long-time leader Brian Goldner and went public 8 days before Chris Cocks' CEO appointment became effective

- The Board clearly recognized the importance of Wizards to overall Hasbro and Chris Cocks' strong performance-oriented leadership when they appointed him as Hasbro's new CEO
  - Board had been actively engaged in succession planning prior to Chris' appointment
- Having assumed the CEO role only 8 days after Alta Fox publicly launched their attack, Alta Fox did not give Chris any time to ramp up in the seat and pursue his vision for the consolidated business
- No one is better positioned than Chris to get the full benefit of the Brand Blueprint for Wizards
  - Historical Wizards performance under Chris' leadership was strong, and the Board believes Hasbro should see how Chris' impact on the company will generate returns in excess of what a separated Wizards and Consumer / Entertainment RemainCo could achieve

Wizards & Digital Gaming Revenue ($M)



'19-'21 CAGR:+30%
$761
$907
$1,287
FY 2019
FY 2020
FY 2021

Wizards & Digital Gaming Operating Profit ($M)



'19-'21 CAGR:+36%
$295
$420
$547
FY 2019
FY 2020
FY 2021
Operating Profit Margin
38.7%
46.4%
42.5%

Hasbro

50

 Alta Fox Lacks Clarity and Conviction in its Thesis  Alta Fox’s actions demonstrate its lack of understanding, as evidenced by waffling on its core namesake thesis to spin off Wizards  “Free the Wizards” (February 2022)  “Strengthen Hasbro” (May 2022)

Alta Fox Repeatedly Criticizes Hasbro's Board for Not Accepting Value Destructive Offers for the Company

Alta Fox's fixation on value destructive transactions is consistent with its initial proposal to spin off Wizards, pushing a transaction agenda at the cost of returns for all shareholders

Accepting Mattel's $24 All-Stock Offer in 1996 Would Have Destroyed Significant Value for Shareholders

TSR Since Mattel Offer[1]



1,058%
86%

Illustrative Value Today



$158
$44
Value of Holding Hasbro Stock[2]
Value of Accepting Mattel Offer[3]

Sale to Providence Equity for a Slight Premium Would Have Deprived Shareholders of Meaningful Upside

Hasbro Generated 208% TSR Since Takeover Rumors[4]



208%
57%

Source: FactSet
(1) Represents total shareholder return from January 24, 1996 (one day before media reports of takeover offer) through May 12, 2022
(2) Represents Hasbro's share price on January 24, 1996 (adjusted for stock splits) grown by Hasbro's total shareholder return
(3) Represents implied Mattel offer price on January 24, 1996 (adjusted for stock splits) grown by Mattel's total shareholder return
(4) Represents total shareholder return from June 23, 2010 (one day prior to media reports of potential transaction) through May 12, 2022

52

 Alta Fox’s Nominees Have Limited Qualifications for Hasbro’s Board  Alta Fox’s nominees do not have the experience necessary for success  Alta Fox’s slate has limited to no corporate or business experience across consumer products, entertainment and gaming, all of which are critical to Hasbro’s long-term successAlta Fox claims that Hasbro’s Board “lacks gaming experience most relevant to Wizards of the Coast,” yet its nominees lack exactly this experience, instead bringing management and director experience in enterprise software, insurance and telecommunications  Alta Fox Nominee  Rani Hublou  Carolyn Johnson  Marcelo Fischer   Title  Board of Directors at Tecsys   Board of Directors at Kuvare Insurance Services  CFO at IDT  Digital Gaming        Entertainment/Digital Media        Consumer Products        No digital gaming or entertainment / digital media expertise  Alta Fox Nominees Lack Relevant Industry Experience  Board Overview

Alta Fox Nominee: Rani Hublou

Rani Hublou's B2B credentials are not additive to Hasbro's Board

Biography



Rani Hublou
Board of Directors, Tecsys

Primary Industry Experience:
Enterprise software marketing

Prior Public Board Experience:
Tecsys

Relative TSR Since Appointment to Tecsys Board[1]


16%
32%
39%
tecsys
S&P 500

Additional Commentary

- Experience is primarily in **marketing at companies that sell to enterprise**, not consumers; no qualifications in businesses focused on gaming, entertainment or consumer products
- Tecsys share price has **fallen ~36% over last twelve months**
  - Tecsys' TSR has underperformed Hasbro's TSR during her tenure
- Hublou was terminated in 2019 from her role as chief marketing officer of business communications provider 8x8, Inc. In subsequent litigation, the company claimed that Hublou was **not a team player**, that **her department experienced high turnover** and that **her business decisions had "adverse consequences."** (Hublou and 8&8 settled in November 2020.)
- Since her termination from 8x8, Hublou's only reported non-board experience is self-employment as a consultant with Incline Strategies. We have been unable to identify any website, employees or business phone number for Incline Strategies.
- **Alta Fox declined Hasbro's request to interview Hublou**, so Hasbro was not given an opportunity to ask her about these issues and to better understand her qualifications.

Source: Public filings and FactSet
(1) Represents total shareholder return from April 30, 2020 through May 12, 2022

54

Alta Fox Nominee: Carolyn Johnson

Carolyn Johnson has a weak transformation track record and lacks critical industry experience

Biography



Carolyn Johnson
Board of Directors, Kuvare Insurance Services

Primary Industry Experience:
Insurance and insurance software

Prior Public Board Experience:
Majesco

Majesco Share Price Performance During Johnson's Tenure[1]



20%
0%
(20%)
(40%)
(60%)
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
+8%
(10%)
Majesco
S&P 500

Additional Commentary

- No experience leading or growing **consumer businesses**
- No relevant expertise in **gaming, consumer products or entertainment**
- **Short tenure and little success** as Chief Transformation Officer at AIG
  - Held position for only 7 months
- Majesco's share price **declined by 10% during Johnson's tenure**
- **Alta Fox declined Hasbro's multiple requests to interview Johnson**, so Hasbro was not given an opportunity to ask her about these issues and to better understand her qualifications.

Source: Public filings and FactSet
(1) Represents share price performance from September 9, 2019 through July 17, 2020 (one day prior to Thoma Bravo's announcement to acquire Majesco)

55

Alta Fox Nominee: Marcelo Fischer

Marcelo Fischer has a weak record with spin-offs

Biography



Marcelo Fischer
CFO, IDT Corp

Primary Industry Experience:
Telecom and personal care

Prior Public Board Experience:
None

Select Relative TSR Performance[1]



Since 6/1/06[2]
Since 10/26/11
Since 6/1/16
Since 3/27/18
248%
647%
3%
230%
(39%)
21%
(64%)
20%
IDT
Genie ENERGY
ZEDGE
RAFAEL

Additional Commentary

- Primarily brings **legacy telecommunications and personal care experience** – neither of which are relevant to Hasbro's business model nor the omni-channel storytelling strategy central to our success
- Several companies **that have been spun off from IDT during his tenure have performed poorly** and have come under scrutiny for issues ranging **from internal controls to fraudulent misrepresentation**
  - Straight Path Communications Inc. was spun off from IDT in July 2013. A subsequent report alleged IDT's 5G licenses were **obtained by "fraudulent misrepresentation."** Straight Path subsequently entered into an FCC consent decree, agreeing to pay a $15 million civil penalty and sell all its 5G licenses. A shareholder lawsuit relating to these matters is currently awaiting trial.
  - Genie Energy Ltd., Zedge Inc. and Rafael Holdings Inc. all disclosed **material weaknesses in internal controls** following their respective spin-offs from IDT. In Zedge's case, this led to a restatement of results.
- Alta Fox **failed to disclose to Hasbro that it has an ongoing business relationship with Fischer's IDT**
  - In September 2021, IDT sold a 2.5% stake in its National Retail Solutions ("NRS") subsidiary to Alta Fox for $10 million. NRS continues to be a "key business unit" of IDT, and Alta Fox has the right to redeem its NRS stock after 5 years (IDT still owns ~81% of NRS)
  - Alta Fox owns ~1% of IDT's shares, making it the 11th largest institutional shareholder of IDT. It is Alta Fox's 5th largest holding in its portfolio.
- Fischer was one of only two Alta Fox nominees Hasbro was allowed to interview, and Fischer **did not disclose any of these issues**

Source: Public filings and FactSet
(1) Represents total shareholder return through May 12, 2022
(2) Represents date on which IDT's Board of Directors elected Marcelo Fischer as Chief Financial Officer and Treasurer

56

 Discussion Agenda  Hasbro’s Strategy Creates Greater Opportunity  Hasbro Delivers Strong Returns  Alta Fox’s Campaign Is Misinformed and Ill-Timed  Hasbro's Board Has Robust Governance Practices  Concluding Remarks  Executive Summary  1  2  3  4  5  6

 Hasbro Delivers Strong Returns  Prior to the start of COVID-19 and for a reasonable period, Hasbro delivered strong returns and significantly outperformed Mattel  After the challenges of COVID-19, eOne is on track and back in action  Hasbro’s performance since the start of COVID-19 benefitted from its diversified business model  Hasbro acknowledges its recent underperformance, and believes it is explained by the unfortunate timing of eOne as well as broader industry headwinds  Hasbro has delivered strong long-term returns since implementing the Brand Blueprint strategyand the company’s go-forward gameplan is clear

 Prior to the Start of COVID-19 and For a Reasonable Period, Hasbro Delivered Strong TSR  5 Years Pre-COVID(February 19, 2015 – February 19, 20201)  COVID-19 to Current(February 19, 20201 – May 12, 2022)  Combined(February 19, 2015 – May 12, 2022)  Source: FactSetRepresents S&P 500 peak prior to COVID-19    S&P 500ConsumerDurables  Russell1000ConsumerDiscretionary    See following page for additional detail  Mattel recovery after previous decline and depressed stock price  S&P 500  S&P 500ConsumerDurables  Russell1000ConsumerDiscretionary  S&P 500  S&P 500ConsumerDurables  Russell1000ConsumerDiscretionary  S&P 500

Hasbro's Performance Since Start of COVID-19 Benefitted From Its Diversified Business Model

Since COVID-19, Hasbro has not underperformed relative to entertainment and gaming peers

Total Shareholder Return Since the Start of COVID-19
(February 19, 2020[1] – May 12, 2022)



(42%) 5 years Pre-COVID
+12% through current
93%
11%
20%
(26%)
(6%)
(2%)
(0%)
Entertainment[1]
Digital Gaming[2]
S&P 500
Consumer Durables
Russell 1000
Consumer Discretionary
S&P 500

Source: FactSet
Note: S&P 500 Consumer Durables & Apparel represents industry group within S&P 500 (which Hasbro is a constituent of)
(1) Represents median of Paramount, Warner Bros Discovery, Lions Gate, Netflix and Disney
(2) Represents median of Activision Blizzard, Take-Two, Ubisoft, Games Workshop, Electronic Arts, Zynga, Playtika, SciPlay, and CD Projekt; unaffected dates utilized for recently announced M&A transactions

60

       After the Challenges of COVID-19, eOne is On Track and Back in Action  Blockbuster Entertainment  Robust Content Pipeline  Synergy Achievement On Track  Production  Development  +140%  Entertainment projects for Hasbro brands  Dungeons & Dragons: Honor Among Thieves(Theatrical)  Transformers: Rise of the Beasts(Theatrical)  Animated TV Series(Netflix)    Run-rate cost and in-sourcing synergies ($M)

 Hasbro Acknowledges Its Underperformance Over the Traditional 1, 3 and 5-Year Periods  Hasbro believes this performance is explained by the unfortunate timing of eOne as well as other industry headwinds  Last 5 Years(May 12, 2017 – May 12, 2022)  Last 3 Years(May 12, 2019 – May 12, 2022)  Last 1 Year(May 12, 2021 – May 12, 2022)  Source: FactSetNote: S&P 500 Consumer Durables & Apparel represents industry group within S&P 500 (which Hasbro is a constituent of)Represents median of Paramount, Warner Bros Discovery, Lions Gate, Netflix and DisneyRepresents median of Activision Blizzard, Take-Two, Ubisoft, Games Workshop, Electronic Arts, Zynga, Playtika, SciPlay, and CD Projekt; unaffected dates utilized for recently announced M&A transactions  Digital Gaming2  Entertainment1  S&P 500Consumer Durables  Russell 1000Consumer Discretionary        S&P 500

 Hasbro Has Delivered Strong Long-Term Returns Since Implementing the Brand Blueprint Strategy  Total Shareholder Return Since Implementation of the Brand Blueprint Strategy  Through Pre-COVID(May 22, 20081 – February 19, 20202)  Through Current(May 22, 20081 – May 12, 2022)  Source: FactSetRepresents date on which Brian Goldner was appointed CEO of HasbroRepresents S&P 500 peak prior to COVID-19    S&P 500ConsumerDurables  Russell 1000ConsumerDiscretionary  S&P 500    S&P 500ConsumerDurables  Russell 1000ConsumerDiscretionary  S&P 500

Going Forward, Hasbro's Gameplan is Clear

Grow Hasbro's world class portfolio of brands, and amplify its industry-leading gaming portfolio by putting the consumer at the center of everything the company does and creating direct relationships with its fans

Disciplined Approach

- ✓ Focus on fewer, bigger opportunities and scaling those with reinvestment
- ✓ Apply the capital discipline and winning decision-making demonstrated at Wizards to the entire Hasbro business

Strategic Focus Areas

1. Games
2. Multigenerational Play & Entertainment
3. Direct-to-Consumer

Actions Already Underway

D&D BEYOND

Accelerate progress in gaming and direct-to-consumer

Platform for D&D's digital hub with 10 million gaming accounts

STARTING LINEUP

One of the most beloved sports collectibles of all time

Appeal to fans of all ages in a fast-growing category

Hasbro

64

 Discussion Agenda  Hasbro’s Strategy Creates Greater Opportunity  Hasbro Delivers Strong Returns  Alta Fox’s Campaign Is Misinformed and Ill-Timed  Hasbro's Board Has Robust Governance Practices  Concluding Remarks  Executive Summary  1  2  3  4  5  6

Concluding Remarks

✓ **Hasbro's Strategy Maximizes the Monetization of its Brands**

Hasbro began implementing its multigenerational play & entertainment strategy 14 years ago, and today it is a broadly-followed model for success

✓ **Hasbro has Undergone Significant Change and is Well-Positioned for the Future**

Hasbro possesses the leadership, portfolio of brands and capabilities to drive the next phase of growth and change

✓ **Hasbro's Board has Relevant Skillsets and Robust Governance Practices**

Hasbro's Board has the right skills and experience most relevant to Hasbro's future and has gotten even stronger

✓ **Alta Fox's Campaign is Misinformed and Ill-Timed**

Alta Fox is wrong about breaking up Hasbro and has proposed nominees with limited qualifications to Hasbro's Board

✓ **Hasbro Has Delivered Strong Returns**

While COVID-19 has materially impacted Hasbro's recent performance, it has weathered these headwinds and delivered strong returns for shareholders over the long-term

Hasbro

66

Vote “FOR ALL” of Hasbro’s Highly Qualified Director Nominees on the WHITE Proxy Card Today

     Appendix

   SUPPLEMENTAL FINANCIAL DATA  (Unaudited) (Millions of Dollars and Shares, Except Per Share Data)  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

   SUPPLEMENTAL FINANCIAL DATA  (Unaudited) (Millions of Dollars and Shares, Except Per Share Data)  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

   SUPPLEMENTAL FINANCIAL DATA  (Unaudited) (Millions of Dollars and Shares, Except Per Share Data)  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

   SUPPLEMENTAL FINANCIAL DATA  (Unaudited) (Millions of Dollars and Shares, Except Per Share Data)  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The following is an advertisement by Hasbro appearing on LinkedIn beginning on May 16, 2022.

Hasbro has a winning business strategy in the Brand Blueprint, a diverse and refreshed Board of Directors with deep expertise, and a long history of creating value for our shareholders. For more important information ahead of our annual meeting of shareholders on June 8, 2022, please visit:  [Link to Hasbro website containing information previously filed or filed herein under cover of Schedule 14A]

The following is an advertisement by Hasbro (@Hasbro) appearing on Twitter beginning on May 16, 2022.

.@Hasbro has a winning business strategy in the Brand Blueprint, a diverse and refreshed Board with deep expertise and a long history of creating value for our shareholders. For more important information ahead of our annual meeting of shareholders, please visit:  [Link to Hasbro website containing information previously filed or filed herein under cover of Schedule 14A]

On May 16, 2022, Hasbro updated its website www.HasbroGamePlan.com, which contains information relating to Hasbro’s 2022 annual meeting of shareholders. A copy of the updated website content (other than that previously filed or filed herein under cover of Schedule 14A) can be found below.

Home Our Board & Leadership Shareholder Resources How To Vote Vote for Hasbro’s Board of Directors Hasbro’s highly skilled Board, with expertise and experience directly relevant to overseeing Hasbro’s world class portfolio of assets across multiple play and entertainment categories, is maximizing value for all shareholders.

Alta Fox is attempting to install three dissident director nominees who lack any relevant industry expertise to push an agenda to spin off the Wizards of the Coast business (‘‘Wizards’’). We believe this proxy fight is ill-timed, Alta Fox’s agenda will not create value for shareholders and its nominees offer no beneficial experience to Hasbro’s Board or the Company. Alta Fox’s campaign, which began just days after the passing of our long-time CEO Brian Goldner, is a distraction at a time when our new CEO should be given a chance to focus solely on our business for the benefit of all our stakeholders. The proposal to spin off Wizards would not create value and illustrated clear misunderstandings of our significant investment (over $1 billion in the last five years), support from the Board in growing the Wizards business (150% growth in MAGIC: THE GATHERING alone in the last five years), benefits Wizards receives from being part of Hasbro and the ability of our Brand Blueprint strategy to drive the future performance of Wizards and the entirety of Hasbro’s business. Chris Cocks’s specific combination of expertise in both the Wizards business and the next generation of gaming makes him ideally positioned to develop, in conjunction with the Board, the strategy for the future of Hasbro. The Board fully supports Chris and believes that, given the opportunity to execute with such support, his forward-looking, consumer-focused strategy and gameplan will help create and drive long-term shareholder value in the best interests of ALL shareholders. Vote the WHITE proxy card to support the Hasbro Board of Directors at the Company’s annual meeting of shareholders on June 8, 2022. Total shareholder return since Hasbro instituted the Brand Blueprint strategy 279%1 Board members with digital gaming, media or consumer products expertise 12 of 13 Amount invested in growing Wizards of the Coast over the last 5 years, driving 150% growth in MAGIC: THE GATHERING alone >$1 billion 1 vs. 245% returned by the S&P 500 Consumer Durables index; 5/22/2008 through 4/22/2022

A Word from Hasbro’s Board and CEO Richard S. Stoddart Char of the Board “I know I can speak for our full Board when I Say we are thrilled to work closely with Chris to continue our traffic momentum and maximize value for our shareholders. He is absolutely the right choice to lead Hasbro at this time. The skills and experiences of our current Board perfectly complement Chris’s passion for gaming, the consumer, multi-generational play and an exceptional ability to drive growth. It’s truly a winning team.” Meet the Hasbro Board. Chris Cocks Chief Executive Officer “The Board has been a great partner for me as President of wizards of the Coast. They constantly push me to think bigger and have a growth mindset. They have really challenged me and the entire team to generate the highest and biggest ROI impact for our fans and for our shareholders. As CEO I’ve had nothing but a great experience with them in my first hundred days since being announced. They’ve been very supportive of the new strategy shift that we’re trying to drive and the big strategy review that we have under way with the senior management team.”  Read Our Letters to Shareholders

The Board of Directors operates with the best interests of ALL shareholders in mind as evidenced by the thorough succession planning process that identified Chris Cocks as Hasbro’s new CEO. Hasbro’s Board and management team regularly engage with our shareholders to hear their viewpoints regarding our Board of Directors and broader corporate strategy. We are very disappointed that Alta Fox continues to be more interested in chasing headlines and making a name for its founder and fund than engaging constructively. It has used a cherry-picked narrative that is not representative of the actions our Board has taken to try to constructively and quickly resolve this matter in the best interests of all shareholders. Our Board has independently and carefully considered the appropriateness of a spin-off of Wizards and found that a spin-off of Wizards would not create value for all shareholders. In our view it would limit growth and result in meaningful missed strategic and financial opportunities for both Wizards and the Hasbro business overall, in contrast to Alta Fox’s thesis. We encourage shareholders to support Chris in executing in his new role, employing the Wizards gameplan at Hasbro and enacting his vision, along with the full support of our highly skilled, diverse, proven and recently refreshed Board.

Latest News 05.16.22 Filing of Investor Presentation Press Release Press Release 05.09.22 May 9th Letter to Shareholders Press Release 04.25.22 Hasbro Board of Directors Issues Letter to Shareholders Press Release 04.04.22 Elizabeth Hamren and Blake Jorgensen Join Hasbro’s Board of Directors Press Release View all shareholder resources Contact us Get in touch ©2022 Hasbro, Inc. All Rights Reserved. Private Policy Call if Privacy Rights & Notes Terms of Use

Home Our Board & Leadership Shareholder Resources How To Vote Important Information Regarding the Annual Meeting Access the latest regulatory filings, press releases, shareholder letters and presentations

Press releases 05.16.22 Filing of Investor Presentation Press Release Press Release 04.25.22 Hasbro Board of Directors Issues Letter to Shareholders Press Release 04.04.22 Elizabeth Hamren and Black Jorgensen Join Hasbro’s Board of Directors PDF | 471KB 02.16.22 Hasbro Confirms Receipt of Director Nominations From Alta Fox PDF | 33KB 01.05.22 Hasbro Names Chris Cocks and Chief Executive Officer PDF | 32KB

Shareholder Letters 05.09.22 May 9th Letter to Shareholders PDF | 471KB 04.25.22 Letter to Shareholders PDF | 80KB 04.04.22 Chris Cocks Letter to Shareholders PDF | 142KB 04.04.22 Rich Stoddart Letter to Shareholders PDF | 121KB

Sec Filings 04.25.22 Hasbro Files Definitive Proxy Statement and Issues Letter to Shareholders Press Release 04.04.22 Appointment of Blake Jorgensen and Elizabeth Hamren to Hasbro’s Board of Directors Press Release

Presentations 05.16.22 Hasbro Investor Presentation PDF | Contact us Get in touch ©2022 Hasbro, Inc. All Rights Reserved. Private Policy Call if Privacy Rights & Notes Terms of Use

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the SEC. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

Hasbro has filed with the SEC a definitive proxy statement on Schedule 14A on April 25, 2022, containing a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for Hasbro’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants to the Solicitation

Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro in connection with matters to be considered at the 2022 Annual Meeting. Information about Hasbro’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in Hasbro’s definitive proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 25, 2022. To the extent holdings of Hasbro securities reported in the definitive proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.